UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2025
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CIPHER MINING INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue
Floor 54
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (332) 262-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.
On July 22, 2025, Cipher Mining Inc. (the “Company”) entered into a Termination Agreement (the “Termination Agreement”) with Bitfury Top HoldCo B.V. (“Bitfury”) and Bitfury Holding B.V. (“Bitfury Holding”) (together with “Bitfury,” the “Bitfury Investors”), which terminated that certain Observer Agreement (the “Board Observer Agreement”) entered into with the Bitfury Investors on April 8, 2022.
The Board Observer Agreement provided that the Bitfury Investors had the right to designate a representative to serve as a non-voting observer (the “Observer”) of the Company’s Board of Directors (the “Board”) and any committees thereof, the right to attend and observe meetings of the Board, including any meetings of the committees thereof, and to participate in discussions of matters brought to the Board or any committee thereof, in each case, subject to certain exceptions specified in the Board Observer Agreement, and certain information rights. The Bitfury Investors’ rights under the Board Observer Agreement would have terminated upon the date that the Bitfury Investors no longer beneficially owned at least 10% of the outstanding shares of the Company’s common stock.
Since the Board Observer Agreement’s execution, the Bitfury Investors had not designated an Observer or exercised their information rights thereunder, and the Bitfury Investors confirmed they had no intent to designate an Observer or exercise such rights.
As a result of the Termination Agreement, the Board Observer Agreement will be of no further force and effect and neither party shall have further obligations thereunder, effective as of July 22, 2025. The Termination Agreement contains mutual release of claims and obligations, covenants not to sue, and customary confidentiality provisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date:	July 25, 2025	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer